                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 24, 1999


             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  Massachusetts                   0-18563                       04-3025607
    (STATE OF                   (COMMISSION                   (IRS EMPLOYER
  ORGANIZATION)                   FILE NO.)                 IDENTIFICATION NO.)


    200 Clarendon Street
      Boston, MA  02116                                     (800) 722-5457
(ADDRESS OF PRINCIPAL EXECUTIVE                         (REGISTRANT'S TELEPHONE
 OFFICES, INCLUDING ZIP CODE)                            NUMBER, INCLUDING AREA
                                                                  CODE)


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


ITEM 2 - Acquisition or Disposition of Assets

Disposition of the Purina Mills Distribution Building (a/k/a Lear Operations Building)

During January 1999, the General Partner listed the Purina Mills Distribution Building for sale due to the securing of a seven-year lease with a new tenant to occupy the entire property effective December 1998 and to the existing favorable real estate conditions in the St. Louis real estate market. Pursuant to a Purchase and Sale Agreement dated April 27, 1999, John Hancock Realty Income Fund-III Limited Partnership (the "Partnership") sold the Purina Mills Distribution Building on May 24, 1999 for a net sales price of approximately $4,946,400 to a non-affiliated buyer after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $1,490,192, which represents the difference between the net sales price and the property's carrying value of approximately $3,456,208.

Based upon the General Partner's analysis of comparable sales transactions and its review of the offers received during the property's marketing period, the General Partner accepted the offer from Realty Associates Iowa Corporation (the "Buyer") as the most favorable. There is no relationship between the Buyer and the Partnership or any associate, director or officer of the General Partner.

The sale was made pursuant to a Purchase and Sale Agreement dated April 27, 1999, which is included as Exhibit 1 of this report.

ITEM 7 - Financial Statements

(A)      Financial Statements

           Pro Forma Balance Sheet at March 31, 1999...........................3

           Pro Forma Statement of Operations for the Three Months
                Ended March 31, 1999...........................................4

           Pro Forma Statement of Operations for the Year Ended
                December 31, 1998..............................................5

           Notes to Pro Forma Financial Statements.............................6

(B)      Exhibits

           99.1 Purchase and Sale Agreement (excluding exhibits) between
                John Hancock Realty Income Fund-III Limited Partnership and
                Realty Associates Iowa Corporation dated April 27, 1999........9

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

On May 24, 1999, the Partnership sold the Purina Mills Distribution Building property (the "Property") to the Buyer for a net sales price of approximately $4,946,400. The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the Property had been sold on March 31, 1999. The Pro Forma Statement of Operations for the three months ended March 31, 1999 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1998. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997.

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                             PRO FORMA BALANCE SHEET
                                 March 31, 1999
                                   (Unaudited)

                                                                               Pro Forma
                                                        Historical           Adjustment for
                                                          Summary           the Purina Mills            Pro Forma
                                                         March 31,            Distribution              March 31,
                                                           1999                 Building                  1999
                                                           ----                 --------                  ----
Cash and cash equivalents                              $   4,758,226          $  4,946,400           $   9,704,626
Restricted cash                                               79,541                    --                  79,541
Other assets                                                 267,395                    --                 267,395

Property held for sale                                     3,456,208             (3,456,208)                    --

Investment in Joint Venture                                6,984,176                    --               6,984,176

Investment in property:
     Land                                                  7,097,135                    --               7,097,135
     Buildings and improvements                           18,327,680                    --              18,327,680
                                                       -------------          ------------           -------------
                                                          25,424,815                    --              25,424,815
     Less:   accumulated depreciation                     (4,938,222)                   --              (4,938,222)
                                                       -------------          ------------           -------------
                                                          20,486,593                    --              20,486,593

Deferred expenses, net of accumulated
     amortization of $1,623,405                              778,653                    --                 778,653
                                                       -------------          ------------           -------------

         Total assets                                  $  36,810,792          $  1,490,192           $  38,300,984
                                                       =============          ============           =============


Liabilities:
     Accounts payable and accrued expenses             $     313,958         $          --            $    313,958
     Accounts payable to affiliates                          229,295                    --                 229,295
                                                       -------------          ------------           -------------
         Total liabilities                                   543,253                    --                 543,253

Partners' equity/(deficit):
    General Partner                                          (64,025)               14,902                 (49,123)
    Limited Partners                                      36,331,564             1,475,290              37,806,854
                                                       -------------          ------------           -------------
         Total partners' equity                           36,267,539             1,490,192              37,757,731
                                                       -------------          ------------           -------------

         Total liabilities and partners' equity        $  36,810,792          $  1,490,192           $  38,300,984
                                                       =============          ============           =============


                   See Notes to Pro Forma Financial Statements

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (Unaudited)

                                                           Historical
                                                             Summary          Pro Forma        Pro Forma
                                                          For the Three    Adjustment for    For the Three
                                                           Months Ended   the Purina Mills   Months Ended
                                                             March 31,      Distribution       March 31,
                                                               1999           Building           1999
                                                               ----           --------           ----
Income:
     Rental income                                          $   796,684      ($  121,662)     $   675,022
     Income from Joint Venture                                  201,402               --          201,402
     Interest income                                             57,178               --           57,178
     Gain on sale of property                                   575,591               --          575,591
                                                            -----------      -----------      -----------

         Total income                                         1,630,855      (   121,662)       1,509,193
Expenses:
     Depreciation                                               162,384      (    10,092)         152,292
     General and administrative                                  81,574               --           81,574
     Property operating expenses                                 84,232               --           84,232
     Amortization of deferred expenses                           72,027      (     1,907)          70,120
                                                            -----------      -----------      -----------

         Total expenses                                         400,217      (    11,999)         388,218
                                                            -----------      -----------      -----------

         Net income                                         $ 1,230,638      ($  109,663)     $ 1,120,975
                                                            ===========      ===========      ===========

Allocation of net income:
     General Partner                                        $    49,551      ($    5,887)     $    43,664
     John Hancock Limited Partner                                    --               --               --
     Investors                                                1,181,087      (   103,776)       1,077,311
                                                            -----------      -----------      -----------
                                                            $ 1,230,638      ($  109,663)     $ 1,120,975
                                                            ===========      ===========      ===========

         Net income per Unit                                $      0.49      ($     0.04)     $      0.45
                                                            ===========      ===========      ===========


                   See Notes to Pro Forma Financial Statements

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                   Historical          Pro Forma
                                                     Summary        Adjustment for          Pro Forma
                                               For the Year Ended  the Purina Mills     For the Year Ended
                                                   December 31,      Distribution           December 31,
                                                      1998             Building                1998
                                                      ----             --------                ----
                                                   (Audited)          (Unaudited)           (Unaudited)
Income:
     Rental income                               $ 4,091,476          ($  724,568)         $ 3,366,908
     Income from Joint Venture                       716,157                 --                716,157
     Interest income                                 150,593                 --                150,593
     Gain on sale                                    783,054                 --                783,054
                                                 -----------          -----------          -----------

         Total income                              5,741,280          (   724,568)           5,016,712

Expenses:
     Depreciation                                    779,967          (   121,100)             658,867
     Amortization of deferred expenses               371,435          (     1,907)             369,528
     Property operating expenses                     308,655                 --                308,655
     General and administrative expenses             507,234                 --                507,234
                                                 -----------          -----------          -----------


         Total expenses                            1,967,291          (   123,007)           1,844,284
                                                 -----------          -----------          -----------

         Net income                              $ 3,773,989          ($  601,561)         $ 3,172,428
                                                 ===========          ===========          ===========

Allocation of net income:
     General Partner                             $   206,582          ($   34,922)         $   171,660
     John Hancock Limited Partner                    302,616          (    50,851)             251,765
     Investors                                     3,264,791          (   515,788)           2,749,003
                                                 -----------          -----------          -----------
                                                 $ 3,773,989          ($  601,561)         $ 3,172,429
                                                 ===========          ===========          ===========

         Net income per Unit                     $      1.35          ($     0.21)         $      1.14
                                                 ===========          ===========          ===========


                   See Notes to Pro Forma Financial Statements

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                     Notes to Pro Forma Financial Statements
                                   (Unaudited)


Note 1 - Purina Mills Distribution Building

On May 24, 1999, the Partnership sold the Purina Mills Distribution Building property (the "Property") to the Buyer for a net sales price of approximately $4,946,400, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $1,490,192 which represents the difference between the net sales price and the property's carrying value of approximately $3,456,208.

The historical financial statements are adjusted to show the effects of the sale of the Property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at March 31, 1999 reflects the financial position of the Partnership as if the Property had been sold on March 31, 1999. The Pro Forma Statement of Operations for the three months ended March 31, 1999 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1998. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997.

Note 2 - Distributions and Allocations

Distributable Cash from Operations (defined in the Partnership Agreement) is distributed 5% to the General Partner and the remaining 95% in the following order of priority: first, to the Investors until they receive a 7% non-cumulative, non-compounded annual cash return on their Invested Capital (defined in the Partnership Agreement); second, to the John Hancock Limited Partner until it receives a 7% non-cumulative, non-compounded annual cash return on its Invested Capital; and third, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions (defined in the Partnership Agreement). However, any Distributable Cash from Operations which is available as a result of a reduction in working capital reserves funded by Capital Contributions of the Investors will be distributed 100% to the Investors.

Cash from Sales or Refinancings, as defined in the Partnership Agreement, is first used to pay all debts and liabilities of the Partnership then due and is then used to fund any reserves for contingent liabilities. Cash from Sales or Refinancings is then distributed as follows: first, to the Limited Partners until they receive an amount equal to their Invested Capital with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions; second, to the Investors until they have received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, as defined in the Partnership Agreement; third, to the John Hancock Limited Partner until it has received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, its Cumulative Return on Investment; fourth, to the General Partner to pay any Subordinated Disposition Fees, as defined in the Partnership Agreement; and fifth, 99% to the Limited Partners and 1% to the General Partner, with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions.

Cash from the Sale of the last of the Partnership's properties is distributed in the same manner as Cash from Sales or Refinancings, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's Capital Account after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its capital account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales or Refinancings, as specified in the previous paragraph.

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

               Notes to Pro Forma Financial Statements (continued)
                                   (Unaudited)

Note 2 - Distributions and Allocations (continued)

Profits for tax purposes from the normal operations of the Partnership for each fiscal year are allocated to the Partners in the same amounts as Distributable Cash from Operations for that year. If such profits are less than Distributable Cash from Operations for any year, they are allocated in proportion to the amounts of Distributable Cash from Operations for that year. If such profits are greater than Distributable Cash from Operations for any year, they are allocated 5% to the General Partner and 95% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Losses for tax purposes from the normal operations of the Partnership are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. However, all tax aspects of the Partnership's payment of the sales commissions from the Capital Contributions made by the John Hancock Limited Partner are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner, and not to the Investors. Depreciation deductions are allocated 1% to the General Partner and 99% to the Investors, and not to the John Hancock Limited Partner.

Profits and Losses from Sales or Refinancings are generally allocated 99% to the Limited Partners and 1% to the General Partners. In connection with the sale of the last of the Partnership's properties, and therefore the dissolution of the Partnership, profits will be allocated to any Partners having a deficit balance in their Capital Account in an amount equal to the deficit balance. Any remaining profits will be allocated in the same order as cash from the sale would be distributed.

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 13th day of August, 1999.


                                   John Hancock Realty Income Fund-III Limited
                                   Partnership

                                   By: John Hancock Realty Equities, Inc.,
                                       General Partner



                                   By: /s/John M. Garrison
                                       John M. Garrison, President



                                   By: /s/Virginia H. Lomasney
                                       Virginia H. Lomasney, Treasurer
                                       (Chief Accounting Officer)